UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

ICON Leasing Fund Twelve, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-138661	20-5651009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 8.01 Other Events

     ICON Leasing Fund Twelve, LLC has acquired sophisticated, business essential telecommunications equipment subject to lease with Global Crossing Telecommunications, Inc. ("Global Crossing"). Global Crossing is a Voice over Internet Protocol (VoIP) based telecommunications provider that delivers telephone, Internet and video conferencing services to its customers.  The transaction represents a cash commitment of approximately $7,000,000.  The lease runs for 48 months from its base term commencement date.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON LEASING FUND TWELVE, LLC
By: ICON CAPITAL CORP., its Manager

Dated: July 2, 2007	By: /s/ Thomas W. Martin
Thomas W. Martin
Chairman, Chief Executive Officer and President